Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 1| Sezzle Overview Presentation Sezzle Overview Presentation November 2026

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 2| Sezzle Overview Presentation Disclaimer Cautionary Note Regarding Forward - Looking Statements This presentation (the “Presentation”) contains summary information about the activities of Sezzle as of the date of this Pre sentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should no t be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should co nsider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate adv ice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third - party sources that have not been ind ependently verified by Sezzle. This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amende d (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including but not limited to forward - looking statements regarding anticipated new products, our ability to gain future ma rket share, our timeline and intentions relating to operations, our business strategy, our estimated revenues and losses, our prospects, and the plans and objectives of management. These forward - looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," other words or expressions of similar meaning (or the negative versions of such words or expressions). The se forward - looking statements are based on our current expectations and assumptions and on information currently available to us. These forward - looking statements are subject to risks and uncertainties that could cause actual results to diff er materially from those expressed or implied, including but not limited to those set out in this Presentation and: ( i) the possibility that Sezzle’s national bank charter application, or other expected applications associated with that applicat ion may not be approved timely, if at all; (ii) the uncertain nature of the impact that a national bank charter may have on Sezzle's business; (iii) impact of the “buy - now, pay - later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (iv) impact of operating in a highly competitive industry; (v) impact of macro - economic conditions on consumer spending and consumer credit; (vi) our ability to maintain our relationship with our existing merchant base, increase our mer cha nt network and Total Transaction Volume (“TTV”); (vii) our ability to retain and increase our consumer base and TTV; (viii) our ability to retain and increase our subscriber base and subscription revenue; (ix) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (x) our ability to maintain adequate access to capital in order to meet the capital requirements of our business; (xi) the loans facilitated through the Sezzle Platform involve a h igh degree of financial risk; (xii) our reliance on our originating bank partner to originate a substantial majority of the loans facilitated by the Sezzle Platform; (xiii) our reliance on third - party data to assess creditworthiness of consumers; (xiv) impact of exposure to consumer bad debts and insolvency of merchants; (xv) our ability to comply with the applicable requirements of Visa and other payment processors; (xvi) impact of the integration, support and prominent presentation of our platform by our merchants; (xvii) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xviii) i mpa ct of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xix) impact of exchange rate fluctuations in the international markets in whi ch we operate; (xx) our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; (xxi) our ability to retain our existing workforce and recruit additional s taff; (xxii) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xxiii) our ability to comply with applicable state lending licenses and other state lending laws and regu lations; (xxiv) the impact of litigation, regulatory investigations and actions, and compliance issues on our business; (xxv) our ability to achieve our public benefit purpose as a Delaware public benefit corporation; (xxvi) significant and sudd en declines or volatility in the trading price of our common stock and market capitalization; and (xxvii) other factors identified in the “Risk Factors” section of our most recent Annual Report on Form 10 - K (the “Annual Report”) and the Company’s s ubsequent filings filed with the SEC available at www.sec.gov. Except as required by law, we undertake no obligation to update or revise any forward - looking statements contained in this Presentation or oral forward - looking statements made in connection with this Presentation to reflect events or circumstances after the date of this Presentation. This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the f airness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may chan ge without notice). All financial figures are expressed in U.S. dollars unless otherwise stated. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), t his Presentation includes certain financial information, including Total Transaction Volume (“TTV”) and Active Subscribers, which has been provided as supplemental measures of operating performance that are key metrics used by managemen t to assess Sezzle’s growth and operating performance. For example, TTV is an operating metric in assessing the total value of transactions processed through the Sezzle Platform, including Gross Merchandise Volume (GMV), ca sh advances (SezzleCash) and peer - to- peer (Sezzle Send) payments, which is an indicator of the success of our merchants and the strength of the Sezzle Platform, and Active Subscribers is a metric that captures unique consumers with an act ive subscription for either Sezzle Premium or Sezzle Anywhere as of the end of the period. Sezzle also uses these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against th at of other peer companies using similar measures. TTV and Active Subscribers do not represent revenue earned by Sezzle, are not components of Sezzle’s income or included within Sezzle’s fina nci al results prepared in accordance with GAAP. The TTV and Active Subscribers financial measures used by Sezzle may differ from the non - U.S. GAAP financial measures used by other companies. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall ther e be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registratio n or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a p rospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption. WebBank Pay Later, SezzleCash , and Sezzle Send loans are originated by Sezzle and third - party lenders, including WebBank.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 3| Sezzle Overview Presentation Sezzle at a Glance

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 4| Sezzle Overview Presentation 1 Loans are originated by Sezzle and third party lenders, including WebBank. Length of loan and APR vary by user and merchant offering and are determined by Sezzle’s long - term lending partner. Loan origination is subject to applicable licensing requirements. 2 Eligible SezzleCash and Sezzle Send loans are originated by WebBank. We’re Building an All- in- One Services Platform Financial Tools Shopping & Engagement Features

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 5| Sezzle Overview Presentation 10 Years of Sezzle Jan 2016 Sezzle Founded Nov 2020 Jun 2022 Launch of Premium Subscription Launch of Credit Reporting 1st Quarter of Profitability Initiatives Announced in Mar ‘22 Sep 2022 Jun 2023 Nasdaq Listing 4 Launch of Anywhere Subscription Aug 2023 Sep 2024 Mar 2025 Jun 2026 Oct 2026 Launch of WebBank Partnership & On - Demand Announced 6 - for - 1 Stock Split Launch of SezzleCash 5 Launch of Canada Anywhere Subscription Jul 2019 Australian Stock Exchange IPO Aug 2017 Sezzle Launches Pay - in- 4 3 Since Inception 1 ~$17B Total Transaction Volume +21M Completed Sign -Ups 4.9/5 4.6/5App Store Google Play App Store Ratings 2 1 Since Inception figures are rounded to the nearest billion and million, respectively. 2 App ratings as of November 9, 2026. 3 Pay Later loans are originated by WebBank or Sezzle. 4 Sezzle officially delisted from the Australian Securities Exchange (ASX) on January 16, 2024. 5 Eligible SezzleCash and Sezzle Send loans are originated by WebBank. Aug 2026 Launch of Sezzle Send 5 As Awarded by: World’s Top Fintech Companies America’s Best Companies Best BNPL App for Credit Building Top 5 BNPL Apps America’s Growth Leaders Best Companies to Work for Best for Building Credit Best Mid -Cap Companies

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 6| Sezzle Overview Presentation 3Q26 Snapshot Updated Guidance 6.5x 3Q26 Results Total Revenue Less Transaction Related Costs 3 as a % of Total Revenue 64.7 % Last Twelve Months (LTM) Return on Equity 4 84.3% 42.6 %Total Revenue Growth (YoY) $47.8 M 28.7%Net Income Margin Net Income 34.9 % Total Transaction Volume (TTV)1 Growth (YoY) $70.2 MAdjusted EBITDA 2 Adjusted EBITDA Margin 42.1% 955 kActive Subscribers 7 Average Quarterly Transaction Frequency 6 3Q25 Average Quarterly Transaction Frequency 7.8x 3Q26 Consumer Engagement Highlights FY2026 November FY2026 August Total Revenue Growth ~42.5%35 % Adjusted Net Income 5 $190.0 M$185.0 M Adjusted Net Income Per Diluted Share 5 $5.45 – $5.50$5.25 FY2027 Preliminary – – $7.20 YoY Growth 68.1% YoY Growth YoY Growth 44.1% 48.8% 46.2% 52.7% – 54.1% 30.9% – 32.1% 1 Total Transaction Volume (TTV) is the total value of transactions processed through Sezzle, including Gross Merchandise Volum e (GMV), cash advances ( SezzleCash ) and peer - to- peer (Sezzle Send) payments. Beginning in 3Q26, TTV replaces GMV. Prior periods have been recast to reflect the expanded scope of TTV and adjustments to purchase - volume measurement. 2 Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Net Income to Adjusted EBITDA, see Appendix V. 3 Total Revenue Less Transaction Related Costs is a non -GAAP financial measure. For a reconciliation of Operating Income to Total Revenue Less Transaction Relate d Costs, see Appendix II. 4 Return on Equity is calculated as Net Income over the last twelve months divided by average shareholders’ equity during the same period. 5 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income to Adjusted Net Income, see Appendix IV . Adjusted prior periods to include the income tax effect of non - GAAP adjustments. FY2026 and FY2027 Non - GAAP adjusted financial guidance reflects add - backs for estimated expenses associated with Corporate Strategic Projects and other income and expense. Previously issued Adjusted Net Income and Adjusted Net Income per Diluted Share guidance is present ed as originally issued and has not been recast to reflect the income tax effects of corporate strategic project costs and other in com e and expense. Accordingly, prior guidance and related growth rates are not directly comparable with current guidance. Curren t F Y2026 and preliminary FY2027 guidance reflect these income tax effects. 6 Transactions include purchases, SezzleCash advances and Sezzle Send payments. 7 Active Subscribers are unique consumers who had an active subscription for either Sezzle Premium or Sezzle Anywhere as of September 30, 2026. Active Subscribers are rounded to the nearest thousand.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 7| Sezzle Overview Presentation The Markets We Serve

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 8| Sezzle Overview Presentation The Nascent and Growing BNPL Market Source: Worldpay, The Global Payments Report 2026. BNPL E -Commerce Market Penetration North America vs. Mature Markets in 2025 North America E - Commerce Payment Mix % share of transaction value BNPL is becoming more prevalent within Digital Wallets, which are now extending from E -Commerce checkout into the physical point of sale ~$288B~$156B 2025 North America E -Com. BNPL value 2030 North America E -Com. BNPL value (forecast) +12.6% CAGR +9.3% CAGR $2.6T $3.6T North America E - Commerce BNPL Value BNPL is "completely woven into the fabric of digital wallets" 18%25%vs. 19% 19% 13%6% 39% 44% 6% 8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2025 2030 Forecast Credit Cards Debit Cards A2A Others Digital Wallets BNPL Significant Opportunity for Market Growth in North America BNPL is the Fastest - Growing Share Category within North American E - Commerce

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 9| Sezzle Overview Presentation BNPL Outpacing the Payments Market Product Type CAGR Growth Rate from 2019 to 2025 CAGR Growth Rate from 2025 to 2030 BNPL 61.0% 12.6% Credit Card 11.5% 4.3% Debit Card 14.3% 3.3% North America E - Commerce Market 17.4% 6.3% Total North America E - Commerce Market BNPL North America E - Commerce Market Share Market Share 2025 2030 Forecast % of North America 6% 8% Source: Worldpay, The Global Payments Report 2026.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 10| Sezzle Overview Presentation 676 686 702 718 752 18-2930-3940-4950-5960+ U.S. Consumer Credit Market Snapshot Younger generations struggle with below average credit scores Average FICO by Age 3 56% Adults who are either credit invisible or unscoreable 1 1 Credit invisible are those with no mainstream credit profile at the credit bureaus; unscoreable are those with some information in their mainstream credit file, but not enough to generate a conventional score. Federal Res erve, Consumer & Community Context (Oct 2025). 2 U.S. News & World Report (Data as of December 2025). 3 NerdWallet Average Credit Score By Age (Data as of January 2026; U.S. average as of March 2026). 4 Experian (Data as of June 2026). 32M of Americans prefer debit for daily purchases 2 U.S. Avg: 714 15% 15% 20% 27% 23% Poor 300-579 Fair 580-669 Good 670-739 Very 740-799 Exceptional 800-850 U.S. FICO Score Distribution 4 of Gen Z consumers have never used a credit card 2 20%

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 11| Sezzle Overview Presentation Innovating for Our Customers

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 12| Sezzle Overview Presentation Merchant Benefits 1 2026 Enterprise Merchant Partners < 6 months Payback Period Up to 57 % Average Order Value Lift 110% Return on Investment (ROI) Why Merchants Use Sezzle 1 2023 The Total Economic Impact of Sezzle, Forrester Research, Inc. Product Marketplace Connecting merchants with high - intent shoppers through hyper - personalized shopping experiences In- App Placement Maximizing engagement through personalized offers

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 13| Sezzle Overview Presentation Why Consumers Use Sezzle AI- powered shopping assistant that simplifies product discovery Personalized merchant and product recommendations Interactive personal finance lessons and quizzes Unlimited wireless plan on AT&T’s network, starting at $29.99 4 Compare prices across stores and track price drops Rewards from gas & dining offers, coupons, and more, in one place Personalized Shopping & Savings Tools 1 Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject t o a minimum required number of transactions criteria. Active Consumers as of September 30, 2026. 2 As of December 31, 2025. 3 2023 PYMNTS series entitled “The Credit Accessibility Series” in collaboration with Sezzle. 4 $29.99 starting price applies to Sezzle Anywhere members; rates may vary. Sezzle Consumer Profile 40 % Would Leave Carts Without BNPL 3 81% Gen Z & Millennial Consumers 2 3.2 M Active Consumers 1 13 Agentic CommerceProduct Marketplace MoneyIQSezzle Mobile Price ComparisonEarn Tab

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 14| Sezzle Overview Presentation #F1ECFA 1 Anywhere Visa is accepted. 2 Service Fee (Finance Charge). 3 Eligible SezzleCash and Sezzle Send loans are originated by WebBank. Launched in 2Q22 Launched in 2Q23 Launched in 3Q24Initial Business Model #F1ECFADirect & Virtual Card Integration Offers a comprehensive suite of payment options, built directly into the merchant checkout experience, giving consumers the flexibility to choose what best fits their needs and payment schedule Pay Later anywhere 1, with a one -time service fee 2 at the point of purchase anywhere Visa is accepted Pay Later anywhere 1, incl. Premium benefits, enabling users to use Sezzle anywhere Visa is accepted On - DemandAnywhere 1 Subscription Premium Subscription Access to 350+ Premium merchants through Affiliate & Gift Card platform partners #F1ECFA Launched in 2Q26 Launched in 3Q26 Sezzle Send 3 Peer - to-peer product, allowing senders to use Pay - in-5 or Pay - in-Full while recipients receive the full amount immediately Expanding Our Ecosystem Cash advance product that allows consumers to receive cash instantly and pay back over time through Pay - in-4 and Pay - in-5 SezzleCash 3 Anywhere only Buy Now, Pay Later Cash Advance Peer - to- Peer

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 15| Sezzle Overview Presentation Pay - in- 51 Long - Term 2Pay - in- 4 1Pay - in- Full Pay - in- 21 1Originated by Sezzle and third party lenders, including WebBank. 2 Length of loan and APR vary by user and merchant offering and are determined by Sezzle’s long - term lending partners. Loan origin ation is subject to applicable licensing requirements. Comprehensive Suite of Payment Options Offering a full suite of payment options , allowing consumers to choose based on their schedule and needs

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 16| Sezzle Overview Presentation A Level Up for Sezzle Up The first BNPL platform in the U.S. & Canada to offer credit reporting optionality through short - term installments Coming Soon In- App Credit Score 1 Intro- to- enrollment conversion is the percentage of users who viewed the Sezzle Up introduction and completed enrollment. The r eported increase compares the 30 - day periods before and after the September enhancements. 2 Weekly enrollments reflect average enrollments per week during the 30 - day periods before and after the September enhancements. Credit Alerts Credit Monitoring +18 % Increase in intro- to- enrollment conversion 1 ~2 x Increase in average weekly enrollments 2 Changes Expanded Eligibility Fewer Steps to Enroll Refreshed Design Early Results

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 17| Sezzle Overview Presentation SezzleCash Users Come for Cash and Stay to Shop >15 % of New Anywhere Subscribers in 3Q26 Made Their First Transaction with SezzleCash 1 >60 % of 3Q26 SezzleCash Users Took More Than One Advance During the Quarter >60 % of New Anywhere Subscribers Who Started with SezzleCash Also Used Sezzle at Checkout 2 Common Use Cases 4 Bills, Rent & Utilities Unexpected Expenses Payments That Don’t Accept Card Note: Eligible SezzleCash loans are originated by WebBank. 1 Among SezzleCash - eligible new Anywhere Subscribers. 2 Among new Anywhere Subscribers in 3Q26 whose first transaction was a SezzleCash advance on or before September 30, 2026, share who later used Sezzle at checkout (excl. long - term lending) through October 21, 2026. 3 Among users who took a SezzleCash advance in 3Q26, share who also used Sezzle at checkout during the quarter (excl. long - term lending). 4 Use cases reflect themes from Sezzle consumer surveys and internal analysis. Subscriber Acquisition Product Cross - Sell Engagement & Retention Sign Up Choose Amount Pick a Plan Receive Funds1 2 3 4 >90 % of 3Q26 SezzleCash Users Also Used Sezzle at Checkout During the Quarter 3

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 18| Sezzle Overview Presentation 568,000 670,000 714,000 854,000 955,000 $8.8 $9.3 $11.2 $19.4 $15.9 3Q25 4Q25 1Q26 2Q26 3Q26 Active Subscribers Marketing Spend ($ in millions) Growing Subscription and Diversifying Engagement 1 Transaction count reflects the average number of transactions per quarter. 2 Frequency represents the 90 - day transaction frequency at the 90 th percentile of active Anywhere Subscribers. 3 Orders placed during 3Q26. 4 Marketing Spend corresponds to the Marketing, Advertising, and Tradeshows line item presented in the Company’s Consolidated Statements of Operations and Compreh ens ive Income (unaudited). Active Subscribers 4 Expanding Value for Subscribers NEW Subscription Saver Helps Anywhere Subscribers see, manage and cancel recurring charges in one place ✓ Access to SezzleCash ✓ Card - Linked Offers ✓ Sezzle Mobile ✓ More Points & Rewards ✓ Access to Beta Products ✓ No Service Fees for Sezzle Send More Transactions from Subscribers vs. Non -Subscribers on Average 1 9 YoY Growth in Active Subscribers for 3Q26 68.1 % In- store Orders as % of Total Anywhere Orders 3 in 3Q26 39 % Top 10% Anywhere Subscribers 90 -days Frequency 2 ≥ 31X Approaching 1 Million Active Subscribers

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 19| Sezzle Overview Presentation Bringing Sezzle’s Flexibility to Everyday Transfers Note: Eligible Sezzle Send loans are originated by WebBank. 1 Sezzle Balance funds are held at WebBank, Member FDIC, and are eligible for FDIC deposit insurance up to applicable limits, s ubject to applicable requirements. Sezzle is not an FDIC - insured institution. Instant Payout Receiver gets full amount immediately, even if sender uses Pay - in- 5 Every send to a non - Sezzle user is a new - user acquisition opportunity SENDER Sign Up1 Enter Amount2 Choose How to Pay3 Money Sent4 NEW SEZZLE USER RECEIVING MONEY Verify Phone Number1 Sign Up2 Open Balance 13 Get Paid4

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 20| Sezzle Overview Presentation Innovation in 2026 Pay - in- 51 Expanded short - term installment optionality Canada Virtual Card Enhanced Long - Term Lending First closed - end BNPL virtual card in Canada Long - term lending 2 across the BNPL product suite Sezzle Mobile On AT&T’s network, offering a competitively priced unlimited wireless plan starting at $29.99 3 SezzleCash 4 Cash advance for eligible Sezzle Anywhere Subscribers through Pay - in- 4 or Pay - in- 5 with no down payment required Sezzle Send 4 Instant money transfers through Pay - in- Full or Pay - in- 5: a down payment at send, then 4 biweekly installments Subscription Saver Helps Anywhere Subscribers see, manage and cancel recurring charges in one place 1Q26 2Q26 3Q26 1 Pay later loans are originated by WebBank or Sezzle. 2 Length of loan and APR vary by user and merchant offering and are determined by Sezzle’s long - term lending partner. Loan origina tion is subject to applicable licensing requirements. 3 $29.99 starting price applies to Sezzle Anywhere members; rates may vary. 4 Eligible SezzleCash and Sezzle Send loans are originated by WebBank. Canada Anywhere Monthly subscription giving shoppers an open - loop virtual card to pay with Sezzle anywhere Visa is accepted 4Q26

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 21| Sezzle Overview Presentation Growing Profitably Through Strong Execution

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 22| Sezzle Overview Presentation AI, Embedded Across Sezzle Across Sezzle TeamsConsumer - Facing AI AI Shopping AssistantAI Support Agent Operations & Marketing Engineering Support & Compliance Company - Wide Building AI capabilities to improve organizational productivity, unlock cost savings, and elevate the consumer experience AI GatewayAI Code Review One permissioned, audited gateway to company systems Added AI review layer on merged code Personalized product discovery, recommendations, and alerts In-app help with orders, claims, and fraud reports AI Coding Assistants Faster builds, shorter development cycles, rapid prototyping SIA Sezzle Intelligence Assistant: in - house BI in natural language Sezzle Forge Centralized company knowledge hub Sezzle Codebox Proprietary platform democratizing development company -wide Marketing Campaign Testing AI Chargeback Agent Complaint Response Support AutoQA AI-powered testing identifies winning campaigns faster Faster review time, higher throughput Faster response times to consumer complaints with AI Automated ticket scoring for compliance and retention insights

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 23| Sezzle Overview Presentation Proprietary Underwriting Supports Profitable Growth 10987654321 Score Decile Charge-off Average Spending Power Sezzle Model is More Predictive than FICO for New Sezzle Consumers’ Delinquency 1 2 3 4 5 6 7 8 9 10 D el in q u en cy Score Decile Sezzle Model FICO Spending Power Allocated Directly by Sezzle Model 1 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix II. LTM 3Q25 LTM 3Q26 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% 0.0% 1.0% 2.0% 3.0% 4.0% To ta l R ev en u e Le ss T ra n sa ct io n R el at ed C o st s 1 (a s a % o f To ta l R ev en u e) Provision for Credit Losses (% of TTV) 6.3 pts margin expansion on $1.3B TTV increase Short Duration Portfolio With Superior Unit Economics

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 24| Sezzle Overview Presentation 3Q25 3Q26 YoY Change Total Revenue $116.8M $166.5M 42.6% Net Income $26.7M $47.8M 79.3% Adjusted Net Income 1 $25.1M $47.7M 89.9% Adjusted EBITDA Margin 2 33.9% 42.1% +8.2 Pts Total Revenue Less Transaction Related Costs 3 as a % of Total Revenue 54.2% 64.7% +10.5 Pts Non - Transaction Related Operating Expenses 4 as a % of Total Revenue 27.1% 27.8% +0.7 Pts YoY Progression Overview 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income to non - GAAP Adjusted Net Income, see App endix IV. Adjusted prior periods to include the income tax effect of non - GAAP adjustments. 2 Adjusted EBITDA Margin is a non - GAAP financial measure equal to non - GAAP Adjusted EBITDA divided by Total Revenue. For a reconciliation of Net Income to non - GAA P Adjusted EBITDA, see Appendix V. 3 Total Revenue Less Transaction Related Costs is a non - GAAP financial measure. For a reconciliation of Operating Income to Total Revenue Less Transaction Related Costs, see Appendix II. 4 Non - Transaction Related Operating Expenses is a non - GAAP financial measure and is equal to Personnel, Third - Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix III for reconciliation of Operat ing Expenses to Non - Transaction Related Operating Expenses and respective definitions.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 25| Sezzle Overview Presentation YoY Engagement Metrics Average Quarterly Revenue Per Monetized User 3 +28.1% YoY Active 2 Consumers +6.7% YoY Number of Transactions 4 +30.1% YoY Active Subscribers 1 +68.1% YoY Average Quarterly Transaction Frequency 4 Repeat Usage as % of Total Transactions (Cumulative) +80 Bps YoY 955,000 568,000 3Q26 3Q25 $41 $32 3Q26 3Q25 7.8x 6.5x 3Q26 3Q25 97.4% 96.6% 3Q26 3Q25 12,404,000 9,533,000 3Q26 3Q25 3,169,000 2,971,000 3Q26 3Q25 +1.3x YoY 1 Active Subscribers are unique consumers who had an active subscription for either Sezzle Premium or Sezzle Anywhere as of the applicable quarter - end. Active Subscribers are rounded to the nearest thousand. 2 Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject to a minimum required number of transactions c riteria (consumers rounded to nearest thousand). 3 Average Quarterly Revenue Per Monetized User is calculated as total revenue divided by the total number of Monetized Users during that quarter. Monetized Users are defined as unique App Users and Transacting U sers within the applicable period. 4 Transactions include purchases, SezzleCash advances and Sezzle Send payments. Number of Transactions are rounded to the nearest thousand.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 26| Sezzle Overview Presentation $1,036.7 $1,148.0 $1,103.5 $1,253.0 $1,398.2 3Q25 4Q25 1Q26 2Q26 3Q26 TTV ($ in millions) +34.9% YoY Total Transaction Volume (TTV) & Total Revenue Total Transaction Volume (TTV) 1 Total Revenue $116.8 $129.9 $135.5 $149.7 $166.5 11.3% 11.3% 12.3% 11.9% 11.9% 3Q25 4Q25 1Q26 2Q26 3Q26 Total Revenue ($ in millions) % of TTV $1,743.4 $1,824.3 $2,525.7 $3,903.3 $3,754.7 2022 2023 2024 2025 2026 YTD TTV ($ in millions) $125.6 $159.4 $271.1 $450.3 $451.7 7.2% 8.7% 10.7% 11.5% 12.0% 2022 2023 2024 2025 2026 YTD Total Revenue ($ in millions) % of TTV 1 Total Transaction Volume (TTV) is the total value of transactions processed through Sezzle, including Gross Merchandise Volum e (GMV), cash advances ( SezzleCash ) and peer - to- peer (Sezzle Send) payments. Beginning in 3Q26, TTV replaces GMV. Prior periods have been recast to reflect the expanded scope of TTV and adjustments to purchase - volume measurement.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 27| Sezzle Overview Presentation Transaction Related Costs 1 As a % of Total Revenue As a % of TTV $53.5 $46.3 $35.2 $54.6 $58.8 45.8% 35.7% 26.0% 36.5% 35.3% 3Q25 4Q25 1Q26 2Q26 3Q26 Transaction Related Costs ($ in millions) % of Total Revenue $53.5 $46.3 $35.2 $54.6 $58.8 5.2% 4.0% 3.2% 4.4% 4.2% 3Q25 4Q25 1Q26 2Q26 3Q26 Transaction Related Costs ($ in millions) % of TTV $78.5 $78.4 $120.1 $169.3 $148.6 4.5% 4.3% 4.8% 4.3% 4.0% 2022 2023 2024 2025 2026 YTD Transaction Related Costs ($ in millions) % of TTV $78.5 $78.4 $120.1 $169.3 $148.6 62.5% 49.2% 44.3% 37.6% 32.9% 2022 2023 2024 2025 2026 YTD Transaction Related Costs ($ in millions) % of Total Revenue 1 Transaction Related Costs is a non - GAAP financial measure that represents the combined total of Transaction Expense, Provision f or Credit Losses, and Net Interest Expense. For a reconciliation of Operating Expenses to Transaction Related Costs, see Appendix I.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 28| Sezzle Overview Presentation Transaction Related Costs 1 $32.2 $23.7 $13.7 $30.6 $37.7 3.1% 2.1% 1.2% 2.4% 2.7% 3Q25 4Q25 1Q26 2Q26 3Q26 Provision for Credit Losses ($ in millions) % of TTV Provision for Credit Losses FY2026 Guidance of ~2.5% of TTV Previously 2.5% – 3.0% of TTV 3 Transaction Expense 2 Net Interest Expense $17.4 $19.0 $18.5 $20.7 $18.3 1.7% 1.7% 1.7% 1.7% 1.3% 3Q25 4Q25 1Q26 2Q26 3Q26 Transaction Expense ($ in millions) % of TTV $3.9 $3.7 $3.0 $3.2 $2.8 0.4% 0.3% 0.3% 0.3% 0.2% 3Q25 4Q25 1Q26 2Q26 3Q26 Net Interest Expense ($ in millions) % of TTV $40.8 $39.2 $51.4 $66.0 $57.6 2.3% 2.1% 2.0% 1.7% 1.5% 2022 2023 2024 2025 2026 YTD Transaction Expense ($ in millions) % of TTV $29.4 $23.2 $55.0 $89.3 $81.9 1.7% 1.3% 2.2% 2.3% 2.2% 2022 2023 2024 2025 2026 YTD Provision for Credit Losses ($ in millions) % of TTV $8.6 $16.0 $13.8 $14.0 $9.0 0.5% 0.9% 0.5% 0.4% 0.2% 2022 2023 2024 2025 2026 YTD Net Interest Expense ($ in millions) % of TTV 1 Transaction Related Costs is a non - GAAP financial measure that represents the combined total of Transaction Expense, Provision f or Credit Losses, and Net Interest Expense. For a reconciliation of Operating Expenses to Transaction Related Costs, see Appendix I. 2 Transaction expense includes benefits of $3.7 million for 3Q26 related to incentives earned through our payment network. 3 Previously expressed as a percentage of GMV.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 29| Sezzle Overview Presentation $63.3 $83.5 $100.3 $95.1 $107.7 6.1% 7.3% 9.1% 7.6% 7.7% 3Q25 4Q25 1Q26 2Q26 3Q26 Total Revenue Less Transaction Related Costs ($ in millions) % of TTV Total Revenue Less Transaction Related Costs 1 As a % of Total Revenue As a % of TTV $47.1 $81.0 $151.0 $281.0 $303.1 2.7% 4.4% 6.0% 7.2% 8.1% 2022 2023 2024 2025 2026 YTD Total Revenue Less Transaction Related Costs ($ in millions) % of TTV $47.1 $81.0 $151.0 $281.0 $303.1 37.5% 50.8% 55.7% 62.4% 67.1% 2022 2023 2024 2025 2026 YTD Total Revenue Less Transaction Related Costs ($ in millions) % of Total Revenue $63.3 $83.5 $100.3 $95.1 $107.7 54.2% 64.3% 74.0% 63.5% 64.7% 3Q25 4Q25 1Q26 2Q26 3Q26 Total Revenue Less Transaction Related Costs ($ in millions) % of Total Revenue 1 Total Revenue Less Transaction Related Costs is a non -GAAP financial measure. For a reconciliation of Operating Income to Total Revenue Less Transaction Related Costs, see Appendix II.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 30| Sezzle Overview Presentation $31.6 $32.0 $34.3 $43.4 $46.2 27.1% 24.6% 25.3% 29.0% 27.8% 3Q25 4Q25 1Q26 2Q26 3Q26 Non-Transaction Related Operating Expenses ($ in millions) % of Total Revenue Non - Transaction Related Operating Expenses 1 % of Total Revenue Banking Charter Application (Filed in October) Capital Markets Exploration (Completed in 4Q25) Antitrust Litigation Corporate Strategic Project Costs Included in Non - Transaction Related Operating Expenses: $94.8 $74.8 $82.5 $118.2 $123.9 75.5% 46.9% 30.4% 26.3% 27.4% 2022 2023 2024 2025 2026 YTD Non-Transaction Related Operating Expenses ($ in millions) % of Total Revenue $1.3M $1.3M $0.3M $0.4M $2.4M Corporate Strategic Project Costs ($ in millions) - - $0.3M $3.1M $3.2M Corporate Strategic Project Costs ($ in millions) 1 Non - Transaction Related Operating Expenses is a non - GAAP financial measure that represents the combined total of Personnel, Thir d- Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. For a reconciliation of Operating Expenses to Non - Transaction Related Operating Expenses, see Appendix III.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 31| Sezzle Overview Presentation Net Income Adjustments Adjusted Net Income 1 Net Income & Adj. Net Income ($38.1) $7.1 $78.5 $133.1 $139.9 (30.3%) 4.5% 29.0% 29.6% 31.0% 2022 2023 2024 2025 2026 YTD Net Income ($ in millions) % of Total Revenue ($3.1) ($1.5) ($13.6) ($5.5) ($3.1) 2022 2023 2024 2025 2026 YTD Adjustments ($ in millions) ($41.2) $5.6 $65.0 $127.7 $136.8 (32.8%) 3.5% 24.0% 28.4% 30.3% 2022 2023 2024 2025 2026 YTD Adjusted Net Income ($ in millions) % of Total Revenue $26.7 $42.7 $51.3 $40.8 $47.8 22.8% 32.9% 37.9% 27.2% 28.7% 3Q25 4Q25 1Q26 2Q26 3Q26 Net Income ($ in millions) % of Total Revenue $25.1 $42.5 $49.9 $39.2 $47.7 21.5% 32.7% 36.8% 26.2% 28.6% 3Q25 4Q25 1Q26 2Q26 3Q26 Adjusted Net Income ($ in millions) % of Total Revenue ($1.6) ($0.2) ($1.4) ($1.6) ($0.1) 3Q25 4Q25 1Q26 2Q26 3Q26 Adjustments ($ in millions) 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix IV. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity - based compensation, corporate strateg ic project costs, and the income tax effect of non - GAAP adjustments.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 32| Sezzle Overview Presentation Net Income, Adj. Net Income, & Adj. EBITDA Net Income & Adjusted Net Income 1 Non - GAAP Adjusted EBITDA 2 ($21.4) $30.0 $88.7 $187.7 $199.3 (17.0%) 18.8% 32.7% 41.7% 44.1% 2022 2023 2024 2025 2026 YTD Adjusted EBITDA ($ in millions) % of Total Revenue ($38.1) $7.1 $78.5 $133.1 $139.9 ($41.2) $5.6 $65.0 $127.7 $136.8 2022 2023 2024 2025 2026 YTD Net Income ($ in millions) Adjusted Net Income ($ in millions) $26.7 $42.7 $51.3 $40.8 $47.8 $25.1 $42.5 $49.9 $39.2 $47.7 3Q25 4Q25 1Q26 2Q26 3Q26 Net Income ($ in millions) Adjusted Net Income ($ in millions) $39.6 $58.3 $71.1 $58.0 $70.2 33.9% 44.9% 52.5% 38.8% 42.1% 3Q25 4Q25 1Q26 2Q26 3Q26 Adjusted EBITDA ($ in millions) % of Total Revenue 1 Adjusted Net Income is a non - GAAP financial measure. For a reconciliation of Net Income to Adjusted Net Income, see Appendix IV. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity - based compensation, corporate strateg ic project costs, and the income tax effect of non - GAAP adjustments. 2 Adjusted EBITDA is a non - GAAP financial measure. For a reconciliation of Net Income to Adjusted EBITDA, see Appendix V. Adjusted prior periods to include corporate strategic project costs.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 33| Sezzle Overview Presentation YTD Cash Flow ($ in thousands) Sep 30, 2025 Sep 30, 2026 Key Assets Cash and cash equivalents 1 $104,147 $70,142 Restricted cash 2 $30,509 $37,722 Total cash $134,656 $107,864 Notes receivable, net $184,131 $315,918 Key Liabilities Merchant accounts payable $57,829 $56,277 Drawn on line of credit 3 $118,000 $104,000 Total Stockholders’ Equity 1 $155,270 $277,679 Select Balance Sheet & Cash Flow Metrics 1 On March 10, 2025, the Board approved a $50.0 million repurchase program, which was completed on December 4, 2025. On Decembe r 12, 2025, the Board authorized an additional $100.0 million repurchase program with no fixed expiration, subject to market conditions and other factors. 2 As of September 30, 2026, restricted cash includes cash collateral for the Company’s retention arrangement with WebBank relat ed to SezzleCash and Sezzle Send loans. 3 The availability on the line of credit for quarters ending September 30, 2025 and September 30, 2026 was $32.0M and $169.3M, respectively. 4 Effective December 31, 2025, the Company restated notes receivable - related cash flows from operating to investing activities in the consolidated statement of cash flows. September 30, 2025 amounts have been restated to conform to the current presentation, see Appendix VI. This change did not affect net change in cash for any period presented. 5 Excludes the effect of exchange rate changes on cash of $809 thousand and ($356) thousand for the nine months ended September 30, 2025 and September 30, 2026, respectively. Balance Sheet ($ in thousands) Cash provided from operations 4 $139,274 $227,930 Cash used for investing activities ($85,759) ($145,591) Cash used for financing activities ($17,978) ($76,720) Net Increase in Cash, Cash Equivalents, and Restricted Cash 5 $35,537 $5,619

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 34| Sezzle Overview Presentation FY2026 Guidance November 2025 February 2026 May 2026 August 2026 November 2026 (Updated Guidance) Total Revenue Growth Not Provided 25% – 30% 30% – 35% 35% ~42.5% Adjusted Net Income 1 Not Provided $170.0M $180.0M $185.0M $190.0M Adjusted Net Income Per Diluted Share 1 $4.35 $4.70 $5.10 $5.25 $5.45 – $5.50 Outlook 1 Adjusted Net Income and Adjusted Net Income per Diluted Share are non - GAAP financial measures. For a reconciliation of Net Inco me to Adjusted Net Income, see Appendix IV. FY2026 and FY2027 Non - GAAP adjusted financial guidance reflects add - backs for estimated expenses associated with Corporate Strategic Projects and other income and expense. Previously issued Adjusted Net Inc ome and Adjusted Net Income per Diluted Share guidance is presented as originally issued and has not been recast to reflect t he income tax effects of corporate strategic project costs and other income and expense. Accordingly, prior guidance and related growth rates are not directly comparable with current guidance. Current FY2026 and preliminary FY2027 guidance reflect these in com e tax effects. Preliminary FY2027 Guidance Adjusted Net Income Per Diluted Share 1 $7.20

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 35| Sezzle Overview Presentation Founder - Led Management Team Charlie Youakim CEO & Co -Founder Paul Paradis President & Co -Founder Lee Brading Chief Financial Officer Amin Sabzivand Chief Operating Officer

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 36| Sezzle Overview Presentation Appendices

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 37| Sezzle Overview Presentation Reconciliation of Operating Expenses to Transaction Related Costs Appendix I: Reconciliation of GAAP to Non - GAAP Financial Measures Note: Totals may not sum due to rounding. For the nine months ended For the twelve months ended ($ in thousands) September 30, 2026 December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 Operating expenses 263,477$ 273,490$ 188,882$ 137,156$ 154,005$ Personnel (46,196) (54,825) (51,765) (46,374) (51,217) Third-party technology and data (15,818) (14,441) (9,595) (7,816) (8,190) Marketing, advertising, and tradeshows (46,535) (32,191) (9,740) (11,984) (18,972) General and administrative (15,379) (16,774) (11,403) (8,588) (16,412) Reimbursement of merger-related costs - - - - 11,000 Net interest expense 9,046 14,021 13,762 15,968 8,601 Write-off of unamortized debt issuance costs - - - - (316) Transaction related costs 148,595$ 169,280$ 120,141$ 78,362$ 78,499$ ($ in thousands) September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Operating expenses 102,252$ 94,722$ 66,503$ 74,622$ 81,235$ Personnel (16,804) (14,725) (14,667) (13,776) (14,320) Third-party technology and data (6,496) (4,907) (4,415) (3,934) (3,705) Marketing, advertising, and tradeshows (15,893) (19,396) (11,246) (9,298) (8,775) General and administrative (7,051) (4,348) (3,980) (4,974) (4,823) Net interest expense 2,781 3,250 3,015 3,683 3,923 Transaction related costs 58,789$ 54,596$ 35,210$ 46,323$ 53,535$ For the three months ended

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 38| Sezzle Overview Presentation Reconciliation of Operating Income to Total Revenue Less Transaction Related Costs Appendix II: Reconciliation of GAAP to Non - GAAP Financial Measures Note: Totals may not sum due to rounding. ($ in thousands) September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Operating income 64,251$ 54,961$ 69,036$ 55,247$ 35,561$ Personnel 16,804 14,725 14,667 13,776 14,320 Third-party technology and data 6,496 4,907 4,415 3,934 3,705 Marketing, advertising, and tradeshows 15,893 19,396 11,246 9,298 8,775 General and administrative 7,051 4,348 3,980 4,974 4,823 Net interest expense (2,781) (3,250) (3,015) (3,683) (3,923) Total revenue less transaction related costs 107,714$ 95,087$ 100,329$ 83,546$ 63,261$ For the three months ended For the nine months ended For the twelve months ended ($ in thousands) September 30, 2026 December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 Operating income 188,248$ 176,789$ 82,246$ 22,200$ (28,435)$ Personnel 46,196 54,825 51,765 46,374 51,217 Third-party technology and data 15,818 14,441 9,595 7,816 8,190 Marketing, advertising, and tradeshows 46,535 32,191 9,740 11,984 18,972 General and administrative 15,379 16,774 11,403 8,588 16,412 Net interest expense (9,046) (14,021) (13,762) (15,968) (8,601) Reimbursement of merger-related costs - - - - (11,000) Write-off of unamortized debt issuance costs - - - - 316 Total revenue less transaction related costs 303,130$ 280,999$ 150,987$ 80,994$ 47,071$

Appendix III: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Expenses to Non-Transaction Related Operating Expenses

	For the three months ended				
($ in thousands)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Operating expenses	$ 102,252	$ 94,722	$ 66,503	$ 74,622	$ 81,235
Transaction expense	(18,342)	(20,738)	(18,520)	(18,966)	(17,435)
Provision for credit losses	(37,666)	(30,608)	(13,675)	(23,674)	(32,177)
Non-transaction related operating expenses	$ 46,244	$ 43,376	$ 34,308	$ 31,982	$ 31,623

	For the nine months ended	For the twelve months ended			
($ in thousands)	September 30, 2026	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2022
Operating expenses	$ 263,477	$ 273,490	$ 188,882	$ 137,156	$ 154,005
Transaction expense	(57,600)	(65,961)	(51,364)	(39,208)	(40,777)
Provision for credit losses	(81,949)	(89,298)	(55,015)	(23,187)	(29,437)
Reimbursement of merger-related costs	-	-	-	-	11,000
Non-transaction related operating expenses	$ 123,928	$ 118,231	$ 82,503	$ 74,761	$ 94,791

Note: Totals may not sum due to rounding.

sezzle | Sezzle Overview Presentation

39

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 40| Sezzle Overview Presentation Appendix IV: Reconciliation of GAAP to Non - GAAP Financial Measures Reconciliation of Net Income to Adjusted Net Income Note: Totals may not sum due to rounding. (1) Adjusted prior periods to include the income tax effect of non - GAAP adjustments at an effective tax rate of 24.9%. (2) Adjusted prior periods to include the windfall/shortfall to income tax expense for equity - based compensation. (3) Adjusted prior periods to include corporate strategic project costs. ($ in thousands) September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Net income 47,825$ 40,765$ 51,303$ 42,691$ 26,671$ Discrete tax benefit (1,999) (1,928) (1,682) (1,190) (2,520) Corporate strategic projects 2,446 443 340 1,331 1,284 Other (income) expense, net 54 (1) 32 (17) 6 Income tax effect of non-GAAP adjustments (1) (624) (110) (93) (328) (322) Adjusted net income 47,702$ 39,169$ 49,900$ 42,487$ 25,119$ For the three months ended For the nine months ended For the twelve months ended ($ in thousands) September 30, 2026 December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 Net income 139,893$ 133,130$ 78,522$ 7,098$ (38,094)$ Discrete tax benefit (2) (5,609) (7,668) (14,675) - - Corporate strategic projects (3) 3,230 3,061 312 - - Loss on extinguishment of line of credit - - 260 - 814 Fair value adjustment on warrants - - 1,261 456 (50) Write-off of unamortized debt issuance costs - - - - 316 Merger-related costs - - - - 6,565 Reimbursement of merger-related costs - - - - (11,000) Other (income) expense, net 85 (123) (354) (1,933) 226 Income tax effect of non-GAAP adjustments (1) (827) (733) (369) - - Adjusted net income 136,772$ 127,667$ 64,957$ 5,621$ (41,223)$

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 41| Sezzle Overview Presentation Reconciliation of Net Income to Adjusted EBITDA Appendix V: Reconciliation of GAAP to Non - GAAP Financial Measures Note: Totals may not sum due to rounding. (1) Adjusted prior periods to include corporate strategic project costs. ($ in thousands) September 30, 2026 June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Net income 47,825$ 40,765$ 51,303$ 42,691$ 26,671$ Depreciation and amortization 559 502 436 389 369 Income tax expense 13,591 10,947 14,686 8,890 4,961 Equity and incentive-based compensation 2,921 2,113 1,321 1,340 2,409 Other (income) expense, net 54 (1) 32 (17) 6 Corporate strategic projects 2,446 443 340 1,331 1,284 Net interest expense 2,781 3,250 3,015 3,683 3,923 Adjusted EBITDA 70,177$ 58,019$ 71,133$ 58,307$ 39,623$ For the three months ended For the nine months ended For the twelve months ended ($ in thousands) September 30, 2026 December 31, 2025 December 31, 2024 December 31, 2023 December 31, 2022 Net income 139,893$ 133,130$ 78,522$ 7,098$ (38,094)$ Depreciation and amortization 1,497 1,356 965 856 847 Income tax expense (benefit) 39,224 29,761 (11,205) 611 69 Equity and incentive-based compensation 6,355 6,520 5,193 6,931 10,310 Corporate strategic projects (1) 3,230 3,061 312 - - Other (income) expense, net 85 (123) (354) (1,933) 226 Fair value adjustment on warrants - - 1,261 456 (50) Net interest expense 9,046 14,021 13,762 15,968 8,601 Write-off of unamortized debt issuance costs - - - - 316 Merger-related costs - - - - 6,565 Reimbursement of merger-related costs - - - - (11,000) Loss on extinguishment of line of credit - - 260 - 814 Adjusted EBITDA 199,330$ 187,726$ 88,716$ 29,987$ (21,396)$

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 42| Sezzle Overview Presentation Appendix VI: Restated Consolidated Statements of Cash Flows Note: Totals may not sum due to rounding. ($ in thousands) As previously reported Restatement impact As restated Discount on notes receivable -$ (1,516)$ (1,516)$ Notes receivable (85,172) 85,172 - Net cash provided from operating activities 55,618$ 83,656$ 139,274$ Purchases and originations of notes receivable, net of proceeds from repayments -$ (83,656)$ (83,656)$ Net cash used for investing activities (2,103)$ (83,656)$ (85,759)$ For the nine months ended September 30, 2025 Restated Consolidated Statements of Cash Flows

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 43| Sezzle Overview Presentation Non - GAAP Financial Measures To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non -GAAP financial measures: Total revenue less transaction related costs; transaction related costs; non -transaction related operating expenses; adjusted net inco me; adjusted net income margin; adjusted net income per diluted share; adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”); and Adjusted EBITDA margin. Def initions of these non -GAAP financial measures and summaries of the reasons why management believes that the presentation of these non -GAAP financial measures provides useful information to the Company an d investors are as follows: • Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction rel ated costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense, as detailed in the reconciliation table of GAAP operating expenses to non -GAAP transaction related cos ts. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of transactions processed on the Sezzle Pla tform. • Non -transaction related operating expenses is defined as the sum of GAAP personnel; third -party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non -transaction related operating expenses is a useful financial measure to both management and invest ors for evaluating our management of operating expenses not directly attributable to transactions processed on the Sezzle Platform. • Adjusted EBITDA is defined as GAAP net income, adjusted for certain charges including depreciation, amortization, equity and incentive-based compensation, corporate strategic project costs, and other income and expense, as well as net interest expense and income tax expense as detailed in the reconciliation table of GAAP ne t income to adjusted EBITDA. We believe that this financial measure is a useful measure for period -to-period comparison of our business by removing the effect of certain non -cash and non -recurring char ges, as well as funding costs, that may not directly correlate to the underlying performance of our business. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total revenue. We believe that this financial measure is a useful measure for period -to-period comparison of our business’ unit economics by removing the effect of certain non -cash and non -recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business. • Adjusted net income is defined as GAAP net income, adjusted for certain items including discrete tax items, corporate strateg ic project costs, and other income and expense, as detailed in the reconciliation table of GAAP net income to adjusted net income. The adjustments for corporate strategic project costs and oth er income and expense include their related income tax effects. We believe that this financial measure is useful for period -to-period comparison of our business by removing the effect of certain charges that, in management's view, do not correlate to the underlying performance of our business during a given period. • Adjusted net income margin is defined as Adjusted net income divided by GAAP total revenue. We believe that this financial me asure is a useful measure for period -to-period comparison of our business by removing the effect of certain charges that, in management's view, do not correlate to the underlying performance of our b usiness during a given period. • Adjusted net income per diluted share is defined as non -GAAP adjusted net income divided by GAAP weighted -average diluted shares outstanding. We believe that this financial measure is a useful measure for period -to-period comparison of shareholder return by removing the effect of certain charges that, in management's vi ew, do not correlate to the underlying performance of our business during a given period.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 44| Sezzle Overview Presentation Non - GAAP Financial Measures (Cont.) Additionally, we have included these non -GAAP measures because they are key measures used by our management to evaluate our oper ating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measur es provide useful information to investors and other users of this presentation to understand and evaluate our operating results in the same manner as our management and board of directors. However, non -GAAP fin ancial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. The se limitations include the following: • Total revenue less transaction related costs is not intended to be a measure of operating profit or cash flow profitability a s it excludes key operating expenses such as personnel, general and administrative, and third -party technology and data, which have been, and will continue to be for the foreseeable future, signif icant recurring GAAP expenses. • Transaction related costs exclude significant expenses such as personnel, general and administrative, and third -party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses. • Non -transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses. • Adjusted EBITDA and adjusted EBITDA margin exclude certain charges such as depreciation, amortization, and equity and incenti ve-based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. They also exclude corporate strategic project costs and other income and exp ense, which have been, and may be in the future, recurring GAAP expenses. Further, these non -GAAP financial measures exclude certain significant cash inflows and outflows, which have a signifi cant impact on our working capital and cash. • Adjusted EBITDA and adjusted EBITDA margin exclude net interest expense, which has a significant impact on our GAAP net incom e, working capital, and cash. • Adjusted net income, adjusted net income margin, and adjusted net income per diluted share exclude certain charges such as co rporate strategic project costs, other income and expense, and discrete tax items which have been, and may be in the future, recurring GAAP expenses. Further, these non -GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash. • Long - lived assets being depreciated or amortized may need to be replaced in the future, and these non -GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments. • These non -GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us. • Non -GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. • Other companies, including companies in our industry, may calculate the non -GAAP financial measures differently or not at all, w hich reduces their usefulness as comparative measures. Because of these limitations, you should not consider these non -GAAP financial measures in isolation or as substitutes for analy sis of our financial results as reported under GAAP, and these non -GAAP financial measures should be considered alongside other financial performance measures, including net income and other financ ial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non -GAAP financial measures to their most directly comparab le GAAP financial measures and not rely on any single financial measure to evaluate our business.

Style Guide Font: Satoshi Title/Header Font Size: 30 Subtitle/ Subheader FS: 15 Main Text FS: 11 Footnotes: 6 #8333D4 For emphasizing # 201733 Regular text #F2E6FF #FF8100 #FF5667 #8333D4#00B874 #F3F3F3 #201733 #F8F1FF # F8F1FF Background 45| Sezzle Overview Presentation Thank You Jack Fagan Investor Relations InvestorRelations@sezzle.com Erin Foran Media Relations MediaRelations@sezzle.com